*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Exhibit 10.2
AMENDMENT TO THE MINIMUM PREMIUM
FINANCIAL AGREEMENT,
AS AMENDED EFFECTIVE JANUARY 1, 2013,
BY AND BETWEEN
INSPERITY HOLDINGS, INC. (fka ADMINISTAFF OF TEXAS, INC.)
AND
UNITED HEALTHCARE INSURANCE COMPANY

THIS AMENDMENT TO THE MINIMUM PREMIUM FINANCIAL AGREEMENT, as amended effective January 1, 2013, (the “MP Financial Agreement”) is entered into as of January 1, 2015, by and between Insperity Holdings, Inc. (f/k/a Administaff of Texas, Inc.)(the “Employer”), a Texas corporation, and United Healthcare Insurance Company (the “Company”), a Connecticut corporation (this “Amendment”).

RECITALS
WHEREAS, on or about June 25, 2002, the Employer and the Company executed the
Minimum Premium Financial Agreement effective January 1, 2002 ("Original Agreement"); and

WHEREAS, effective January 1, 2005, the Employer and the Company executed the MP Financial Agreement to amend and restate the Original Agreement (terms capitalized in this Amendment not for grammatical reasons and not otherwise defined in this Amendment shall have the meanings ascribed to them in the MP Financial Agreement); and

WHEREAS, effective January 1, 2008, January 1, 2009, January 1, 2011, and January 1, 2013, the Employer and the Company amended the MP Financial Agreement; and

WHEREAS, the Employer and the Company entered into a Letter Agreement dated September 2, 2014, and hereby desire to substitute February 15th for the February 1st dates reflected in Sections 6 and 7 of Exhibit A to said Letter Agreement; and

WHEREAS, the Employer and the Company now wish to further amend the MP Financial Agreement pursuant to the terms of this Amendment effective January 1, 2015, unless otherwise stated herein.

NOW, THEREFORE, in consideration of the following mutual covenants and promises, the parties agree as follows:

ARTICLE I
Policies, Rates and Factors

Section1.1. Policies, Rates and Factors. Exhibit D to the MP Financial Agreement is hereby amended and restated in its entirety to read, effective January 1, 2015:

Exhibit D - Policies, Rates and Factors

I.	The definition of “Policy” for purposes of Section 1(s) of the Agreement shall be as follows:

•    Effective January 1, 2015: No. *** (Medical ***and ***.) (“Policy'') which policy numbers are amended from time to time in the normal course of business, including all individuals, dependents and/or other persons enrolled in COBRA or state continuation coverage.

II.	The “Maximum Monthly Employer Benefit Obligation"' (the “MMEBO”) shall be the following:

•    Effective January 1, 2013:

o	The Quoted Premium effective January 1, 2013 for each Policy minus the *** effective January 1, 2013

•    Effective January 1, 2014:

o	The Quoted Premium effective January 1, 2014 for each Policy minus the *** effective January 1, 2014

•    Effective January 1, 2015

o	The Quoted Premium effective January 1, 2015 for each Policy minus the *** effective January 1, 2015

•    Effective January 1, 2016

o	The Quoted Premium effective January 1, 2016 for each Policy minus the *** effective January l, 2016

•    Effective January 1, 2017

o	The Quoted Premium effective January 1, 2017 for each Policy minus the *** effective January l, 2017

2

III.     The “MP Premium” shall be the following:

•    Effective January 1, 2013:

o	The total of the estimated *** and ***, calculated as a fixed dollar amount during the Arrangement Period and trued up in normal course, for each Policy plus the 2013 *** (the “***")

•    Effective January 1, 2014:

o
The total of the estimated *** and *** and ***, calculated as a fixed dollar amount during the Arrangement Period and trued up in normal course, for each Policy plus the sum of the 2014 *** and *** (the "2014 ***")

•    Effective January 1, 2015:

o
The total of the estimated *** and *** and ***, calculated as a fixed dollar amount during the Arrangement Period and trued up in normal course, for each Policy plus the sum of the 2015 *** and *** (the ''2015 ***'')

•    Effective January 1, 2016:

o
The total of the estimated *** and *** and ***, calculated as a fixed dollar amount during the Arrangement Period and trued up in normal course, for each Policy plus the sum of the 2016 *** and *** (the ''2016 ***'')

•    Effective January 1, 2017:

o	The total of the estimated *** and *** and ***, calculated as a fixed dollar amount during the Arrangement Period and trued up in normal course, for each Policy plus the 2017 *** (the ''2017 ***'')

IV.     The "***" shall be the following:

•    Effective January 1, 2013:

o	Calculated based on calendar year 2012 ***, paid through February 28, 2013, increased by *** for each Policy (the '"2013 ***").

3

•    Effective January 1, 2014:

o	The 2013 *** increased by *** for each Policy (the "2014 ***").

•    Effective January 1, 2015:

o	The 2014 *** increased by *** for each Policy (the “2015 ***”).

V.     If *** below the thresholds set forth below, the *** increases by the percentage in the table. Calculation of the *** is defined in Section VI of this Exhibit D.

*** in the *** below	***	***	***	***
***Increase	***	***	***	***
***Increase		***	***	***

VI.    For purposes of the table in Section V of this Exhibit D, *** shall be determined each *** based upon the following parameters:

•
*** is defined to include *** for coverage in the Policy and *** for coverage under *** (f/k/a ***) ***, effective January 1, 2015, ***, which *** are amended from time to time in the normal course of business, including all ***, *** and/or *** in COBRA or state continuation coverage.

•
*** shall be measured each January 1st, April 1st, July 1st and October 1st, based upon the *** in effect on the 15th day of the preceding month. The *** as of the 15th of the month preceding each of January 1st, April 1st, July 1st and October 1st, shall be the *** that is used to determine the ***, *** and *** for the quarter beginning that immediately following January 1st, April 1st, July 1st, and October 1st. For example, to determine the ***, *** and *** for the quarter beginning January 1, 2015 and ending March 31, 2015, the *** as of December 15, 2014 shall be used.

VII.    The applicable year's *** Fee shall be billed separately to Employer.

4

VIII.    Waiver of ***

In the event that *** exceeds *** on February 15, 2015, the *** previously agreed to will be waived and the 2014 *** will apply to 2015.

•	***, as measured on February 15 each contract year, will set the level of the combined *** for the current year. *** includes *** for *** in *** or *** as per the current agreement.

o	Calculation of the "***" is defined in Section VI of this Exhibit D.

a.	2016 CY ***: The 2016 CY *** will be based on the 2015 *** by:

*** if *** as of Feb.15, 2016, exceeds ***;

*** if *** as of Feb. 15, 2016, exceeds ***; or

*** if *** as of Feb, 15, 2016, is less than ***.

b. 2017 CY ***: The 2017 CY *** will be based on the 2016 *** by:

*** if *** as of Feb. 15, 2017, exceeds ***;

*** if *** as of Feb. 15, 2017, exceeds ***; or

*** if *** as of Feb. 15, 2017, is less than ***.

•	*** and *** will continue to be a pass through of actual expenses.

ARTICLE II
COOPERATION

Section 2.1 Cooperation. The Parties agree to execute such further documents and to take such further actions as may be necessary to implement and carry out the terms and conditions of this Amendment.

Section 2.2 Publicity. The parties acknowledge and agree that the terms and conditions of this Amendment and the Letter of Agreement dated September 2, 2014, including the existence thereof, are subject to the provisions of section 5(e) of the Minimum Premium Administrative Services Agreement.

5

Article III
EFFECTIVE DATE OF AMENDMENT

Section 3.1 Effective Date. This Amendment shall be effective as of January 1, 2015, unless otherwise stated herein.

[The balance of this page intentionally is left blank. The signature page follows.]

6

IN WITNESS WHEREOF, the parties have caused this Amendment to the MP Financial Agreement to be executed as of the date set forth in the preamble.

INSPERITY HOLDINGS, INC.		UNITED HEALTHCARE INSURANCE COMPANY

By:	/s/ Richard G. Rawson	By:	/s/ Anthony R. Carr
	Authorized Signature		Authorized Signature

Name	Richard G. Rawson	Name	Anthony R. Carr

Title	President	Title	National Vice President, PEO

Date	July 22, 2015	Date	July 27, 2015

7